EXHIBIT 32

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Cyril A. Wallace, Jr., the Chief Executive Officer of Reed’s, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2025

/s/ Cyril A. Wallace, Jr.
Name:	Cyril A. Wallace, Jr.
Title:	Chief Executive Officer (Principal Executive Officer)

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas W. McCurdy, the Chief Financial Officer of Reed’s, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2025

/s/ Douglas W. McCurdy
Name:	Douglas W. McCurdy
Title:	Chief Financial Officer (Principal Financial Officer)